Q2 2025 EARNINGS PRESENTATION Jan Jenisch, Chairman and CEO Ian Johnston, CFO August 7, 2025

2 SAFE HARBOR STATEMENT FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES Certain statements in this presentation may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act, such as statements regarding expected cost savings, future financial targets, business strategies, management’s views with respect to future events and financial performance, and the assumptions underlying such expected cost savings, targets, strategies, and statements. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the effect of political, economic and market conditions and geopolitical events; the logistical and other challenges inherent in our operations; the actions and initiatives of current and potential competitors; the level and volatility of, interest rates and other market indices; the ability of Amrize to maintain satisfactory credit ratings; the outcome of pending litigation; the impact of current, pending and future legislation and regulation; factors related to the failure of Amrize to achieve some or all of the expected strategic benefits or opportunities expected from the separation; that Amrize may incur material costs and expenses as a result of the separation; that Amrize has no history operating as an independent, publicly traded company; Amrize's obligation to indemnify Holcim pursuant to the agreements entered into connection with the separation and the risk Holcim may not fulfill any obligations to indemnify Amrize under such agreements; that under applicable tax law, Amrize may be liable for certain tax liabilities of Holcim following the separation if Holcim were to fail to pay such taxes; the fact that Amrize may receive worse commercial terms from third-parties for services it presently receives from Holcim; the fact that certain of Amrize's executive officers and directors may have actual or potential conflicts of interest because of their previous positions at Holcim; potential difficulties in maintaining relationships with key personnel; and that Amrize can not rely on the earnings, assets or cash flow of Holcim; Holcim will not provide funds to finance Amrize's working capital or other cash requirements and other factors which can be found in Amrize’s media releases and Amrize’s filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. We do not undertake or assume any obligation to update or revise any forward- looking statement, whether as a result of new information, future events, or otherwise. Amrize reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP (or adjusted) financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Segment Adjusted EBITDA, Segment Adjusted EBITDA Margin, Total Segment Adjusted EBITDA, Adjusted EBITDA excluding standalone corporate costs, Adjusted EBITDA Margin excluding standalone corporate costs, Net Leverage Ratio, Net Debt and Cash Conversion Ratio. Reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures are included below under “Appendix.” We believe these adjusted financial measures facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of, or are unrelated to, the company’s and our business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. These adjustments are consistent with how management views our businesses. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating Amrize’s and each business segment’s ongoing performance. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. This presentation should be reviewed in conjunction with our second quarter fiscal 2025 earnings release and webcast of the earnings presentation conference call, which are available on Amrize’s website at investors.amrize.com.

3 The Spheres, Seattle, WA Amrize inside Q2 2025 HIGHLIGHTS Jan Jenisch, Chairman and CEO

Q2 2025 HIGHLIGHTS STARTING OUR JOURNEY IN A POSITION OF STRENGTH 1Based on internal management estimates, U.S. Census Bureau, S&P Construction Data, Dodge Momentum Index and Mortgage Bankers Association Successful spin-off and listing of Amrize on the NYSE and SIX on June 23 Resilient Q2 results with strong margins show strength of the business and market positions Launched ASPIRE program to drive $250M+ in synergies and accelerate margin expansion Investing for growth with CapEx and M&A; acquired operations of Langley Concrete Group Established investment-grade balance sheet with substantial financial firepower Well positioned to capitalize on long-term, profitable growth, within a $200B+ addressable market1

5 30.9% 29.4% Q2 2024 Q2 2025 $1,003M $947M Q2 2024 Q2 2025 Adjusted EBITDA1 $3,243M $3,220M Q2 2024 Q2 2025 Revenues Adjusted EBITDA Margin1 1 See appendix for non-GAAP reconciliation. 2 Represents Adjusted EBITDA and Adjusted EBITDA Margin excluding standalone corporate costs incurred during Q2 2025. See appendix for non-GAAP reconciliation. Q2 2025 FINANCIAL RESULTS STABLE REVENUES AND STRONG MARGINS IN A CHALLENGING MARKET 30.7%2$989M2 Excludes $42M of standalone corporate costs incurred in Q2 2025

MARKET TRENDS
WELL POSITIONED FOR LONG-TERM GROWTH DESPITE MARKET UNCERTAINTY IN Q2

Commercial
49% Revenues[1]



Q2: Market uncertainty and higher interest rates impacted the timing of smaller projects and CapEx spending, partially offset by strength in data centers and large projects.

Outlook: As markets stabilize, new projects are expected to come online; onshoring will be a key driver of long-term growth fundamentals.

Infrastructure
28% Revenues[1]



Q2: Steady demand driven by federal and state spending, mostly unaffected by market uncertainty.

Outlook: Strong demand supported by public infrastructure spending; aging North American infrastructure will require continued modernization and repair & refurbishment work.

Residential
23% Revenues[1]



Q2: Higher interest rates and affordability concerns limited new residential construction.

Outlook: Softer demand until the interest rate environment improves; a housing shortage of 4.9M[2] homes and continued repair & refurbishment work will drive long-term growth.

[1] % of 2024 total revenues.
[2] Brookings Institution (2023 American Community Survey and the Housing Vacancy Survey)

6

AMRIZE

ACCELERATING OUR GROWTH STRATEGY
KEY INVESTMENTS IN Q2

Acquired Langley Concrete Group in Greater Vancouver Area



Expanded footprint with two state-of-the-art facilities in British Columbia, strengthening our market position in Canada

Leading precast concrete provider

expands offering in the rapidly growing infrastructure sector

Opened a greenfield aggregates quarry in Oklahoma



Increasing our aggregates business in the fast growing Dallas-Forth Worth market

~200M tons

of reserves

Broke ground on a new fly ash beneficiation facility in Virginia



Use of recycled, landfilled ash to create high-quality supplementary cementitious material

~8M tons

of reserves

7

AMRIZE

BUILDING FOR THE FUTURE
ON TRACK WITH ORGANIC GROWTH PROJECTS

Expanding our Flagship Ste. Genevieve Cement Plant in Missouri



Increasing capacity and improving manufacturing efficiency at North America's largest and market leading cement plant

~660K tons

of incremental cement capacity coming on line in Q4 2025

Building a State-of-the-Art Malarkey Shingles Plant in Indiana



New plant expands our market share in the attractive Midwest and Eastern markets

Over 50%

increase in shingle production capacity in H2 2026

Expanding St. Constant Cement Plant in Quebec



Improving manufacturing efficiency and strengthening our market position in Canada

~300K tons

of incremental cement capacity

8

AMRIZE

THE PARTNER OF CHOICE FOR PROFESSIONAL BUILDERS
DELIVERING FOR CUSTOMERS' MOST DEMANDING PROJECTS



Meta Data Center, Minnesota
Announced partnership in Q2 2025
~73,000 cy of ready-mix concrete, including AI-optimized mix
~18,000 short tons of cement



Vancouver International Airport, British Columbia
Construction began in early Q2 2025
~152,000 tons of asphalt and advanced material



USS Gerald R. Ford, Virginia
Repaired carrier deck in Q2 2025
~55,000 sq ft of Gaco coating


ALERUS
CENTER

The Alerus Center, North Dakota
Elevate 2025 Excellence Award Winner
~300,000 sq ft of high-performance, EPDM roofing system

9

AMRIZE

10 LAUNCHED THE ASPIRE PROGRAM DRIVING VALUE THROUGH SCALE AND FOCUS Raw Materials: joint external sourcing and insourcing opportunities of mineral materials Services: digital procurement tools and cost benchmarking across 1,000+ sites and facilities Logistics: translating our scale into cost leadership on inbound and outbound freight Equipment: driving synergies across operations by investing in technologies that improve efficiency Accelerating Synergies and Partnerships for Impact and REsults

11 $250M+ Cumulative Synergy Target (2025 – 2028) 50bps+ Margin Improvement per Year LAUNCH OF THE ASPIRE PROGRAM REALIZING SYNERGIES BETWEEN OUR BUSINESS SEGMENTS Expect to begin achieving incremental savings in the second half of 2025, with the full annual savings run rate starting in 2026

12 Winthrop Center, Boston, MA Amrize inside Q2 2025 FINANCIAL HIGHLIGHTS Ian Johnston, CFO

13 AMRIZE CONSOLIDATED Q2 2025 RESULTS STABLE REVENUES AND STRONG MARGIN IN A CHALLENGING MARKET ENVIRONMENT $3,243M $3,220M Q2 2024 Q2 2025 $1,003M $947M Q2 2024 Q2 2025 30.9% 30.7%2 Revenues: Resilient performance in light of market uncertainty and inclement weather Overall stable with a 1.3% contribution from acquisitions partially offsetting organic revenues of -1.5% Q2 Revenues supported by continued strength in infrastructure spending and large commercial projects Adjusted EBITDA: Results reflect standalone corporate costs that did not occur in 2024 Excluding these standalone corporate costs, margins were stable during a period of softer market volumes Adjusted EBITDA and Margin1Revenues Excludes $42M of standalone corporate costs incurred in Q2 2025 1 See appendix for non-GAAP reconciliation. 2 Represents Adjusted EBITDA Margin excluding standalone corporate costs incurred during Q2 2025. See appendix for non-GAAP reconciliation. 29.4%

BUILDING MATERIALS Q2 2025 RESULTS

STRONG INFRASTRUCTURE DEMAND OFFSETTING INCLEMENT WEATHER



Revenues
$2,274M
$2,250M
Q2 2024
Q2 2025



Adjusted EBITDA and Margin[1]
33.9%
33.7%
$770M
$758M
Q2 2024
Q2 2025

Building Materials Revenues: Public infrastructure spending drove demand; partially offset by market uncertainty, weather and higher interest rates

Building Materials Adjusted EBITDA: Disciplined pricing and highly cost efficient distribution and logistic network resulted in strong margins in a softer volume environment

Cement: Q2 pricing up 0.5% with volumes down 6.3% year-over-year

Aggregates: Q2 pricing up 6.7% with volumes down 2.9% year-over-year

Outlook: Future growth supported by infrastructure modernization, onshoring of manufacturing, data center expansion and the housing shortage

[1] See appendix for non-GAAP reconciliation.

14

AMRIZE

15 BUILDING ENVELOPE Q2 2025 RESULTS STABLE PRICE OVER COST IN A CHALLENGING MARKET ENVIRONMENT $969M $970M Q2 2024 Q2 2025 Revenues $263M $261M Q2 2024 Q2 2025 Adjusted EBITDA and Margin1 27.1% 26.9% Building Envelope Revenues: Solid commercial repair & refurbishment demand; higher interest rates limiting commercial and residential new construction Ox Engineered Products acquisition contributed $33M to revenue in the quarter Building Envelope Adjusted EBITDA: Disciplined pricing with stable price over cost; effectively managing cost base in a challenging market environment Outlook: Future growth supported by increasing demand for advanced, branded solutions across data centers, warehouses, logistics and manufacturing 1 See appendix for non-GAAP reconciliation.

16 Strong Investment Grade Credit Ratings Moody’s Baa1 | S&P BBB+ Successfully secured $5.3B of Senior Notes Executed $2B Commercial Paper Program $930M outstanding at the end of Q2 $5.3B Senior Notes $930M Commercial Paper $6.2B Gross Debt 1.8x Net Leverage Ratio1 Capital Structure as of June 30, 2025 Net Leverage Ratio anticipated at year-end 2025 Under 1.5x ESTABLISHED STRONG BALANCE SHEET SIGNIFICANT FIREPOWER TO DRIVE GROWTH OPPORTUNITIES 1 See appendix for non-GAAP reconciliation

17 Invest in the business M&A Shareholder return Capital expenditures1 2 3 Return of cash through dividends Share buybacks Invest in expanding our footprint, increasing production capacity and reaching new markets Bolt-on opportunities in attractive, fragmented Building Materials markets and significant runway to expand in Building Envelope Dividends Opportunistic share buybacks STRONG CASH GENERATION SUPPORTS CAPITAL ALLOCATION STRATEGY GROWTH-DRIVEN CAPITAL ALLOCATION PRIORITIES Bolt-ons Acquisitions

18 2025 FINANCIAL TARGETS KEY METRICS Revenues $11.4B - $11.8B Adjusted EBITDA $2.9B - $3.1B Net Leverage Ratio Under 1.5x ~$700M CapEx ~$850M D&A 22% – 24% Effective Tax Rate Underlying Assumptions The Company provides forward-looking guidance regarding Adjusted EBITDA and Net Leverage Ratio. The Company cannot, without unreasonable effort, forecast certain items required to develop meaningful comparable GAAP financial measures. These items include acquisition and integration costs, supply chain optimization, restructuring, foreign exchange rate changes, as well as other non-cash and unusual items that are difficult to predict in advance to include in a GAAP estimate. For the same reasons, the Company is unable to address the probable significance of the items.

19 One World Trade Center, New York, NY Amrize inside APPENDIX

2024 AND H1 2025 QUARTERLY FINANCIALS

Amrize Revenues (millions)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	H1 2025
Building Materials[1]	$1,424	$2,274	$2,551	$2,080	$8,329	$1,329	$2,250	$3,579
Building Envelope	$742	$969	$895	$769	$3,375	$752	$970	$1,722
Revenues	$2,166	$3,243	$3,446	$2,849	$11,704	$2,081	$3,220	$5,301

Amrize Adjusted EBITDA[2] (millions)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	H1 2025
Building Materials	$174	$770	$943	$665	$2,552	$120	$758	$878
Building Envelope	$138	$263	$199	$170	$770	$124	$261	$385
Allocated Corporate Costs (From Holcim Group)	($28)	($30)	($38)	($45)	($141)	($28)	($30)	($58)
Standalone Corporate Costs						($2)	($42)	($44)
Adjusted EBITDA (Historical Carve-Out Basis)	$284	$1,003	$1,104	$790	$3,181	$214	$947	$1,161
Estimated Baseline Adjusted EBITDA[3] (As If Standalone Corporate Costs Were Incurred)					$3,066			

20

[1] Segment revenues for Building Materials are presented as net of interproduct revenues between our Cement and Aggregates and other construction materials product lines.
[2] See appendix for non-GAAP reconciliation
[3] Reflects what an estimate of 2024 Adjusted EBITDA would have been if standalone corporate costs were incurred during that period and is provided as a comparison against 2025 Adjusted EBITDA, which includes the impact of standalone corporate costs.

AMRIZE

21 STANDALONE CORPORATE COSTS AND 2024 BASELINE ADJUSTED EBITDA 1 Estimate of standalone corporate costs for 2025 that are not included in 2024 carve-out EBITDA. $115M figure represents the mid-point of the implied $110M - $120M range. 2 Reflects what an estimate of 2024 Adjusted EBITDA would have been if standalone corporate costs were incurred during that period and is provided as a comparison against 2025 Adjusted EBITDA, which includes the impact of standalone corporate costs. Amrize Corporate Cost Summary Estimate of Total Corporate Costs for Q3 and Q4 2025 $75M - $80M per quarter Estimate of Q3 2025 Corporate Costs Not Included in Q3 2024 Carve-Out EBITDA $37M - $42M Estimate of Q4 2025 Corporate Costs Not Included in Q4 2024 Carve-Out EBITDA $30M - $35M 2024 Adjusted EBITDA on a Historical Carve-Out Basis $3,181M Estimated Standalone Corporate Costs Not Included in Carve-Out EBITDA1 $115M Estimated 2024 Baseline Adjusted EBITDA Including a Fully Loaded Corporate Cost Base2 $3,066M

RECONCILIATION OF ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN

Amrize Ltd	For the three months ended						For the six months ended	Trailing twelve months ended
($ in millions, except for percentage data)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	June 30, 2025	June 30, 2025
Net income (loss)	$ 428	$ (87)	$ 292	$ 552	$ 473	$ (44)	$ 341	$ 1,185
Depreciation, depletion, accretion and amortization	221	218	225	228	224	212	439	892
Interest expense, net	121	118	128	130	134	120	239	497
Income tax expense (benefit)	122	(46)	75	155	149	(11)	76	306
EBITDA	892	203	720	1,065	980	277	1,095	2,880
Loss on impairments	2	—	—	—	2	—	2	2
Other non-operating (income) expense, net[1]	(1)	(1)	48	11	—	(4)	(2)	57
Income from equity method investments	(1)	—	(6)	(4)	(2)	(1)	(1)	(11)
Other[2]	55	12	29	31	23	12	67	127
Adjusted EBITDA	947	214	791	1,103	1,003	284	1,161	3,055
Unallocated corporate costs	72	30	45	38	30	28	102	185
Total Segment Adjusted EBITDA	1,019	244	836	1,141	1,033	312	1,263	3,240
Building Materials	758	120	666	942	770	174	878	2,486
Building Envelope	261	124	170	199	263	138	385	754
Net income (loss) margin	13.3%	(4.2%)	10.2%	16.0%	14.6%	(2.0%)	6.4%	10.2%
EBITDA Margin	27.7%	9.8%	25.3%	30.9%	30.2%	12.8%	20.7%	24.8%
Adjusted EBITDA Margin	29.4%	10.3%	27.8%	32.0%	30.9%	13.1%	21.9%	26.3%
Building Materials	33.7%	9.0%	32.0%	36.9%	33.9%	12.2%	24.5%	30.3%
Building Envelope	26.9%	16.5%	22.1%	22.2%	27.1%	18.6%	22.4%	22.3%

(1) Other non-operating (income) expense, net primarily consists of costs related to pension and other postretirement benefit plans and gains on proceeds from property and casualty insurance.
(2) Other primarily consists of costs related to acquisitions, certain litigation costs, restructuring costs, charges associated with non-core sites, certain warranty charges related to a preacquisition manufacturing issue and transaction costs related to the Spin-Off.

22

AMRIZE

23 RECONCILIATION OF Q2 2025 ADJUSTED EBITDA MARGIN EXCLUDING STANDALONE CORPORATE COSTS Amrize Ltd For the three months ended ($ in millions, except for percentage data) June 30, 2025 Unallocated corporate costs incurred during Q2 2025 $72 Less: Unallocated corporate costs incurred during Q2 2024 30 Standalone corporate costs 42 Adjusted EBITDA 947 Standalone corporate costs 42 Adjusted EBITDA excluding standalone corporate costs 989 Adjusted EBITDA Margin 29.4% Adjusted EBITDA Margin excluding standalone corporate costs 30.7%

24 RECONCILIATION OF NET DEBT AND NET LEVERAGE RATIO Amrize Ltd ($ in millions, except for ratio) As of June 30, 2025 Short-term borrowings $931 Current portion of long-term debt 6 Long-term debt 5,261 Gross Debt 6,198 Less: Cash and cash equivalents 601 Net Debt 5,597 Trailing twelve months Adjusted EBITDA 3,055 Net Leverage Ratio 1.8x

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